Intangibles (Impairment) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Impairment of Intangible Assets (Excluding Goodwill) [Abstract]
Impaired Intangible Asset, Description		certain customer lists
Impaired Intangible Asset, Facts and Circumstances Leading to Impairment		In the prior year, certain customer lists recorded in the Company’s East segment were determined to be impaired as a result of current and projected operating losses. Accordingly, a $3,463 impairment loss was recorded to amortization expense in the statement of operations and comprehensive income or loss for the year ended December 31, 2014.
Impaired Intangible Asset, Income Statement Classification		amortization expense
Impaired Intangible Asset, Segment Classification		East
Impairment of Intangible Assets, Finite-lived	$ 0	$ 3,463,000